SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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 FTI Consulting, Inc.
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 2, 2010.
FTI CONSULTING, INC.

ATTN: JOANNE CATANESE, CORPORATE SECRETARY FTI CONSULTING, INC. 500 EAST PRATT STREET, SUITE 1400 BALTIMORE, MD 21202

Meeting Information
Meeting Type:	Annual
For Holders as of:	April 1, 2010
Date: June 2, 2010 Time: 9:30 a.m., ET
Location:	FTI Consulting, Inc.
777 South Flagler Drive, Phillips Point
Suite 1500 West Tower
West Palm Beach, Florida 33401

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

                 — Before You Vote —
                 How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                     ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2010 to facilitate timely delivery.

                 — How To Vote —
                 Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote
FOR the following:

1.	Election of Four Class II Directors Nominees:

01) 02) 03) 04)	Brenda J. Bacon James W. Crownover Dennis J. Shaughnessy George P. Stamas

The Board of Directors recommends you vote FOR the following proposals:

2.
APPROVE THE AMENDMENT TO THE FTI CONSULTING, INC. 2009 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE BY 4,500,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND RESERVED FOR ISSUANCE UNDER THE PLAN.

3.	RATIFY THE RETENTION OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

NOTE: Such other business that may properly come before the meeting and any adjournment or postponement thereof to the extent permitted by applicable law.